EXHIBIT 99.3



                                PLEDGE AGREEMENT
                              AND IRREVOCABLE PROXY


     PLEDGE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") dated as of January 29, 2002 between National Medical Health Card Systems, Inc., a New York corporation (the "Grantor"), and NMHC Funding, LLC as the Purchaser (together with its successors and assigns, the "Purchaser") pursuant to a certain Receivables Purchase and Transfer Agreement dated as of the date hereof, among the Providers named therein, the Purchaser, and the Grantor (as amended, modified, restated or supplemented from time to time in accordance with its terms, the "RPTA"). Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the RPTA.

     The Purchaser has agreed to purchase Receivables from the Grantor pursuant to, and subject to the term and conditions of, the RPTA. In addition, HFG Healthco-4 LLC (the "Lender") has agreed to extend loans and certain other financial accommodations to the Purchaser pursuant to, and subject to the terms and conditions of, the Loan and Security Agreement dated as of the date hereof between the Purchaser and the Lender (as amended, modified, restated or supplemented from time to time in accordance with its terms, the "Loan
Agreement"). The Grantor will derive substantial benefit from the transactions contemplated by the RPTA and the Loan Agreement. The obligation of the Lender to extend such Revolving Loans under the Loan Agreement is conditioned on the execution and delivery by the Grantor of a pledge agreement in the form hereof for the benefit of the Purchaser to secure the following (collectively, the "Secured Obligations"): (a)(i) the indemnification obligations of the Providers set forth in Sections 4.01 and 4.02 of the RPTA, including, without limitation, any and all costs, expenses, losses, claims, damages and liabilities to the extent resulting from any dispute, claim, offset or defense of any Obligor which is a Governmental Entity to the payment of any Transferred Receivable due to any investigation, suit, judgment or claim by such Obligor or any other Governmental Entity involving the overpayment to or for the benefit of the Grantor or any Person in which he is a shareholder, partner, member or investor of medical claims; (ii) the obligations of the Providers set forth in Sections 5.05 and
5.07 of the RPTA to pay fees, costs and expenses set forth thereunder; and (b) all obligations of the Grantor at any time and from time to time under this Agreement, including without limitation any and all reasonable costs and expenses (including reasonable counsel fees and expenses) paid or incurred in enforcing any rights under this Agreement and that this Agreement be assigned to the Lender.


        Accordingly, the Grantor and the Purchaser hereby agree as follows:

     1. Pledge. As security for the payment and performance in full of the Secured Obligations, the Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, and endorses over unto the Purchaser and its assignees, and grants to the Purchaser and its assignees, a security interest in, (a) the shares of capital stock listed in Schedule I annexed hereto next to the Grantor's name (the "Initial Pledged Stock") and any additional shares of capital stock or any other form of equity interests obtained in the future by the Grantor (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future or shares issued in replacement thereof, the "Pledged Stock"), (b) all instruments of debt (whether now existing or hereinafter arising) by any of the issuers listed in Schedule I annexed hereto which name the Grantor as payee thereunder (the "Initial Pledged Debt") and any additional instruments of debt or any other form of debt interests obtained in the future by the Grantor (collectively, the Initial Pledged Debt together with all such additional debt pledged in the future, the "Pledged Debt"), (c) the software and computer programs, together with all related intellectual property and proprietary rights thereunder, listed in Schedule II annexed hereto (the "Initial Pledged Software") and all modifications and enhancements thereto (collectively, the Initial Pledged Software together with all such additional modifications and enhancements thereto pledged in the future, the "Pledged Software"), and (d) subject to Section 5 below, all proceeds of the Pledged Stock, the Pledged Debt and Pledged Software including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock, Pledged Debt and Pledged Software (the items referred to in clauses (a) through (d) being collectively called the "Collateral").

     2. Delivery of Collateral. The Grantor agrees to deliver promptly or cause to be delivered to the Program Manager for the benefit of the Lender as assignee of the Purchaser any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with appropriate stock powers or any necessary endorsements, as the case may be). Upon delivery to the Program Manager for the benefit of the Lender as assignee of the Purchaser, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Lender as assignee and by such other instruments and documents as the Lender as assignee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     3.   Representations,   Warranties  and   Covenants.   The  Grantor  hereby
represents, warrants and covenants to and with the Purchaser and its assignees that:

     (a) except for the security interest granted to the Purchaser and its assignees, the Grantor (i) is and, subject to the provisions of the RPTA, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder and is and will continue to be the holder of the Pledged Debt that it is pledging hereunder except for the delivery and endorsement over of such Pledged Debt to the Purchaser and its assignees as contemplated hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any Person, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the RPTA, transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Program Manager for the benefit of the Lender as assignee and pledged or assigned hereunder;

     (b) the Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated,
(ii) will not amend, modify or supplement any Pledged Security (including, without limitation, any Pledged Debt) without the prior written consent of the Purchaser, nor forgive any Debt evidenced by any Pledged Security, and (iii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all Persons whomsoever;

     (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

     (d) by virtue of the execution and delivery by the Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Program Manager for the benefit of the Lender as assignee in accordance with this Agreement, the Purchaser and the Lender as assignee will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Secured Obligations, prior to all other Liens and encumbrances thereon and security interests therein;

     (e) the pledge effected hereby is effective to vest in the Purchaser and the Lender as assignee the rights in the Collateral as set forth herein; and

     (f) all of the Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes all of the issued and outstanding shares of capital stock of the issuer, listed on Schedule I annexed hereto.

     All representations, warranties and covenants of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

     4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Termination, (a) the Purchaser or its assignees shall have the right (in its sole and absolute discretion with subsequent notice to the Grantor) to transfer to or to register the Pledged Securities in its own name or the name of its nominee, and (b) the Purchaser or its assignees shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     5. Voting Rights; Dividends; etc. (a) Unless and until an Event of Termination hereunder shall have occurred and be continuing:

     (i) The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the RPTA provided that such action would not adversely affect the rights inuring to the Purchaser or its assignees under this Agreement or the RPTA or adversely affect the rights and remedies of the Purchaser or its assignees under this Agreement, the RPTA or the Documents (as defined in the Loan Agreement) or the ability of the Purchaser or its assignees to exercise the same.

     (ii) The Purchaser and its assignees shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which the Grantor is entitled to exercise pursuant to subparagraph (i) above.

     (iii) The Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the RPTA and applicable laws. Any and all

     a.  noncash dividends,

     b. stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

     c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Purchaser and its assignees and shall be forthwith delivered to the Program Manager for the benefit of the Lender as assignee in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Termination, all rights of the Grantor to receive any dividends, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Purchaser or its assignees, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by the Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Purchaser or its assignees, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Program Manager as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Program Manager pursuant to the provisions of this Section 5 (b) shall be retained by the Program Manager in an account to be established by the Program Manager upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.

     (c) Upon the occurrence and during the continuance of an Event of Termination, all rights of the Grantor to exercise the voting and consensual rights and pursuant to the irrevocable proxy granted herein, powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Purchaser or its assignees, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

     (d) As long as the RPTA or the Loan Agreement remain in effect and until all of the Secured Obligations have been paid fully and indefeasibly, any payments made in respect of the Pledged Debt shall be and become part of the Collateral, and, if received by the Grantor, shall be held in trust for the benefit of the Purchaser or its assignees and shall be forthwith delivered to the Program Manager in the same form as so received and applied to the Secured Obligations.

     (e) In order to permit the Purchaser or its assignees to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), upon the occurrence and during the continuance of an Event of Termination, the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Program Manager all such proxies, dividend payment orders and other instruments as the Purchaser or its assignees may from time to time reasonably request.

     Without limiting the effect of the foregoing, the Grantor does hereby constitute and appoint the Lender (as assignee of the Purchaser) as its proxy, and the Lender (as assignee of the Purchaser) shall have the right, upon the occurrence and during the continuance of an Event of Termination, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders meetings to be held from time to time with full power to vote and act for and in the name, place, and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Lender (as assignee of the Purchaser) full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any Person (including the issuer of the Pledged Stock or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

     Any proxy or proxies heretofore given by the Grantor to any Person or Persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied in full.

     6. Issuance of Additional Stock. The Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise, other than Preferred Stock that is pledged to, or subject to a lien in favor of, the Purchaser or its assignees.

     7. Remedies upon Event of Termination. If an Event of Termination shall have occurred and be continuing, the Purchaser and its assignees may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Purchaser or its assignees shall deem appropriate and as required by the Uniform Commercial Code. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Purchaser or its assignees shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-611(c) of the Uniform Commercial Code as in effect in New York) of the Purchaser's or its assignees' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Purchaser or its assignees may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Purchaser or its assignees shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Purchaser or its assignees may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Purchaser or its assignees until the sale price is paid by the purchaser or purchasers thereof, but the Purchaser and its assignees shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, the Purchaser or its assignees may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Purchaser or its assignees may make payment on account thereof by using any claim then due and payable to the Purchaser or its assignees from the Grantor as a credit against the purchase price, and the Purchaser or its assignees may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Purchaser or its assignees shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Purchaser and its assignees shall have entered into such an agreement all Events of Termination shall have been remedied and the Secured Obligations paid in full. The Grantor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Lender (as assignee of the Purchaser) may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     8. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Purchaser or its assignees as follows:

     FIRST, to the payment of all reasonable costs and expenses incurred by the Purchaser and its assignees in connection with such sale or otherwise in connection with this Agreement, the Documents (as defined in the Loan Agreement) or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Purchaser's and its assignees' agents and legal counsel, the repayment of all advances made by the Purchaser and its assignees hereunder on behalf of the Grantor or to protect and preserve the Collateral and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder; and

     SECOND, as contemplated under the Documents (as defined in the Loan Agreement).

     9. Lender Appointed Attorney-in-Fact. The Grantor hereby appoints the Lender as the assignee of the Purchaser its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender as the assignee of the Purchaser may deem necessary or advisable after the occurrence and during the continuance of an Event of Termination to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender as the assignee of the Purchaser shall have the right, upon the occurrence and during the continuance of an Event of Termination, with full power of substitution either in the Purchaser's name or in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender as the assignee of the Purchaser to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender as the assignee of the Purchaser, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender as the assignee of the Purchaser or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Lender as the assignee of the Purchaser in the absence of the gross negligence or wilful misconduct of the Lender as the assignee of the Purchaser.

     10. No Waiver. No failure on the part of the Purchaser or the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Purchaser or its assignees preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Purchaser and its assignees shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     11. Registration, etc. The Grantor agrees that, upon the occurrence and during the continuance of an Event of Termination hereunder, if for any reason the Purchaser or its assignees desire to sell any of the Pledged Securities at a public sale, Purchaser or its assignees will, at any time and from time to time, upon the written request of the Purchaser or its assignees, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Purchaser or its assignees to permit the public sale of such Pledged Securities. The Grantor further agrees to indemnify, defend and hold harmless the Purchaser and its assignees and any underwriter and their respective officers, directors, affiliates and controlling Persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Purchaser and its assignees of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same arises out of any untrue statement or omission based upon information furnished in writing to the Grantor or the issuer of such Pledged Securities by the Purchaser or its assignees or the underwriter expressly for use therein. The Purchaser and its assignees (with respect to such information furnished by it) shall indemnify, defend and hold harmless the Grantor or the issuer of such Pledged Securities and their respective officers, directors, affiliates and controlling Persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) upon the same terms as are applicable to the Grantor pursuant hereto. The Grantor further agrees to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Lender as the assignee of the Purchaser and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Grantor will bear all costs and expenses of carrying out its obligations under this Section 11. The Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

     12. Security Interest Absolute. All rights of the Purchaser and its assignees hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Documents (as defined in the Loan Agreement), any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Documents (as defined in the Loan Agreement) or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Agreement.

     13. Purchaser and Lender's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Purchaser and its assignees the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel and of any experts or agents which the Purchaser and its assignees may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Purchaser or its assignees hereunder or
(iv) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Purchaser and its assignees harmless from and against any and all liability incurred by the Purchaser and its assignees hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Purchaser or its assignees, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Documents.

     14. Termination. This Agreement shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Purchaser has no further commitment to purchase Receivables, and (b) the Lender has no further commitment to make any Revolving Loans under the Loan Agreement, at which time the Purchaser and its assignees shall reassign and deliver to the Grantor, or to such Person or Persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Purchaser and its assignees and at the expense of the Grantor.

     15. Notices. All notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Lender:

                           HFG Healthco-4 LLC
                           110 Wall Street
                           New York, NY 10005
                           Attention: Chief Financial Officer
                           Telephone: (212) 785-9212
                           Facsimile Number: (212) 612-7122

                  If to the Purchaser:

                           NMHC Funding, LLC
                           26 Harbor Park Drive
                           Port Washington, New York 11050
                           Attention: Mr. David J. Gershen,
                                        Chief Financial Officer
                           Facsimile Number: (516) 605-6987

                  If to the Grantor:

                           National Medical Health Card Systems, Inc.
                           26 Harbor Park Drive
                           Port Washington, New York 11050
                           Attention: Mr. David J. Gershen,
                                        Chief Financial Officer
                           Facsimile Number: (516) 605-6987


     16. Further Assurances. The Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Purchaser or its assignees may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Purchaser or its assignees their rights and remedies hereunder.

     17. ASSIGNABILITY. SUBJECT TO SECTION 5.03(b) OF THE LSA, THIS PLEDGE AGREEMENT AND THE PURCHASER'S RIGHTS AND OBLIGATIONS HEREIN SHALL BE ASSIGNABLE BY THE PURCHASER AND ITS SUCCESSORS AND ASSIGNS. THE GRANTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT, AS COLLATERAL SECURITY FOR ANY AND ALL OBLIGATIONS OF THE PURCHASER PURSUANT TO THE LOAN AGREEMENT, THE PURCHASER IS GRANTING TO THE LENDER, A SECURITY INTEREST IN, AND COLLATERAL ASSIGNMENT OF, THIS PLEDGE AGREEMENT AND ALL OF THE PURCHASER'S RIGHTS, TITLE AND INTERESTS HEREUNDER , INCLUDING, ALL MONIES DUE OR TO BECOME DUE TO THE PURCHASER, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT.

     17. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement.

     18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

     20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor and the instruments pledged herein shall have been delivered to the Program Manager.

     21. Event of Termination. This Agreement shall constitute a "Document" under the Loan Agreement.

     22. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.


                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.



                                  By____________________________
                                  Name:
                                  Title:


                                NMHC FUNDING, LLC


                                By: National Medical Health Card Systems, Inc.,
                                     a corporation organized under the laws of
                                     the State of New York


                                 By____________________________
                                 Name:
                                 Title:

                                   SCHEDULE I

                                  PLEDGED STOCK

Issuer                                                      Shares                     Certificate #
------                                                      ------                     -------------

Pharmacy Associates, Inc.                                     100                            13

Interchange PMP, Inc.
(f/k/a PMP Acquisition Corp.)                                 100                             1

Specialty Pharmacy Care, Inc.                                  10                             2

National Medical Health Card IPA, Inc.                         10                             2

HSL Acquisition Corp.                                       1,000                             1

PSCNY IPA, Inc.                                                10                             2

National Medical Health Card Systems, Inc.,
a Delaware corporation                                      1,000                             1

                                  PLEDGED DEBT


     Promissory Note, dated as of July 31, 2000, in the principal amount of $3,890,940 issued by PW Capital LLC, payable to National Medical Health Card Systems, Inc.

                                   SCHEDULE II

                                PLEDGED SOFTWARE

Operating
SQL Server 7.0
Oracle 8i
Oracle Data Warehouse Builder
Exchange 5.5
Exchange 2000
Crystal Enterprise 8.0
Windows 2000 Server
Windows 2000 Advanced Server
Windows NT 4.0 Server
NFuse 1.5
Citrix Metaframe
Unix
Erwin
Cognos
Oracle Java Development Suite
Oracle Designer

Development
Homesite
Visual Studio  6.0 (VB)
PL/SQL
TOAD
Crystal Reports Developers Edition 8.5

LAN/WAN
Lucent Telephone System
Norton Anti-virus Corporate Edition
SMS Server
Checkpoint Firewall
PC Anywhere
NFS Reflections
Cisco IOS
Shiva

User

           Desktop

           Microsoft Office 2000 Suite
           Microsoft Office XP Suite
           Windows 2000 Professional
           Windows 2000 XP Professional
           Windows 98
           Windows NT Workstation 4.0
           ACT!
           Adobe PhotoShop

           Business

           PHI Claims Processing Package 3.0
                    ProClaim
                    ProHelpDesk
           NFO Information Portal
                    Clinical Patient Navigator
                    Reports Catalog
                    What-If Pricing
                    Copay Analysis
                    Output Scheduler
                    Pharmacy Check Production
                    Check Lookup
                    Customer Billing
                    Pacer
                    Pacer Setup
                    Billing Utility (Customer Supplemental Data Maintenance) Call Center Tracking
                    HR System
                    Automated Plan Review
                    Sales Commissions System
                    Plan Benefit Design Sheet

           Eligibility Utility
           Eligibility File Upload Utility
           Formulary Maintenance Utility
           Jobs Bulletin Board Utility
           HC Focus
           Innate T&A Package
           Rebate Processing System for Managed Care
           Card Production Custom Application